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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report:  May 14, 1996


                               VIVRA INCORPORATED
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             (Exact name of registrant as specified in its charter)


     Delaware                       1-10261                         94-3096645
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     (State or other              (Commission                     (IRS Employer
     jurisdiction of              File Number)                        Id. No.)
     incorporation)


             400 Primrose, Suite 200, Burlingame, California 94010
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 348-8200

Item 7.  Financial Statements and Exhibits
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     (c)  Exhibits.

          10.1 Master Merger Agreement among Asthma & Allergy CareAmerica, Inc.; Vivra Incorporated; Brennan, Martell & Mirmelli, M.D.'s, P.A.; Asthma & Allergy CareAmerica of Florida, Inc.; Frank R. Martell, M.D.; Philip C. Mirmelli, M.D. and Asthma & Allergy Institute of South Florida, Inc.

          10.2 Agreement and Plan of Merger among Asthma & Allergy CareAmerica, Inc.; Vivra Incorporated; Brennan, Martell & Mirmelli, M.D.'s, P.A.; Asthma & Allergy CareAmerica of Florida, Inc.; Frank R. Martell, M.D. and Philip C. Mirmelli, M.D.

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          10.3 Agreement and Plan of Merger among Asthma & Allergy CareAmerica,
               Inc.; Vivra Incorporated; AACA-AAI Acquisition, Inc.; Asthma & Allergy Institute of South Florida, Inc.; Frank R. Martell, M.D. and Philip C. Mirmelli, M.D.

          10.4 Agreement and Plan of Merger among Vivra Renal Care, Inc.; Vivra Incorporated; Charleston Kidney Center, Inc.; George Malanos, M.D.; Jerry Owens, M.D. and Arthur Smith, M.D.

          10.5 Agreement and Plan of Merger among Vivra Specialty Partners, Inc.; Vivra Incorporated; Melter, Inc.; Melter Rehabilitation Services, Inc. and Melvyn Drucker, M.D.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  May 14, 1996

                                       VIVRA INCORPORATED


                                       By        /s/ LeAnne M. Zumwalt
                                           ___________________________________
                                                 LeAnne M. Zumwalt
                                               Chief Financial Officer

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